Exhibit 13.1

Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of TAL Education Group (the “Company”) on Form 20-F for the year ended February 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bangxin, Zhang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2012

By:	/s/ Bangxin Zhang
	Name:	Bangxin Zhang
	Title:	Chairman and Chief Executive Officer